       LEGG MASON
       -------------------------------------------------------------------------
       VALUE TRUST, INC.

                       ---------------------------------------------------------
                           SEMI-ANNUAL REPORT TO SHAREHOLDERS
                           September 30, 2002
                           Primary Class
                       ---------------------------------------------------------

                                         [LEGG MASON FUNDS LOGO]

To Our Shareholders,

  The following table summarizes key statistics for the Primary Class of shares of the Legg Mason Value Trust, Inc., as of September 30, 2002:

                                                  Total Returns(A)
                                                 -------------------
                                                 3 Months   9 Months
                                                 --------   --------
Value Trust Primary Class                        -13.96%    -28.49%
Lipper Large-Cap Core Funds(B)                   -16.79%    -28.24%
S&P 500 Stock Composite Index(C)                 -17.28%    -28.16%



  As these results indicate, the decline in equity prices that began early in 2000 continued through the third quarter of this year. Subsequently, the stock market has rallied sharply and the net asset value per share of Value Trust Primary Class shares has risen to $40.30 on the date of this letter, up 12.57% from $35.80 on September 30.

  We do not know if the recent rally will continue in the weeks and months immediately ahead. But we are optimistic that investment in well-selected common stocks, particularly stocks which appear undervalued relative to the overall market, will prove rewarding for our shareholders on a long-term basis.

  In their letters on the following pages, Bill Miller and Nancy Dennin discuss the investment outlook and some of the Value Trust's portfolio holdings.

  Many shareholders continue to invest regularly in Value Trust shares on a dollar cost averaging basis, through the program we call Future First, by authorizing automatic, monthly transfers of $50 or more from their bank checking or Legg Mason accounts. Dollar cost averaging is a convenient and sensible way to invest

---------------

(A) Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. No adjustment has been made for any income taxes payable by shareholders. Past performance does not predict future performance.

(B) Average of the 959 funds comprising the Lipper universe of large-cap core funds, defined as funds that invest at least 75% of their equity assets in companies with market capitalizations greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. Large-cap core funds typically have a below average price-to- earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

(C) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

which encourages continued purchases during market downswings when the best values are available. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your Legg Mason Financial Advisor will be happy to help you establish a Future First account should you wish to do so.

Sincerely,


         /s/ JOHN F. CURLEY, JR.            /s/ MARK R. FETTING
         John F. Curley, Jr.                Mark R. Fetting
         Chairman                           President

October 28, 2002

Portfolio Managers' Comments

Third Quarter 2002

Market Commentary

  The bear market that I think ended on October 9 not only was the longest of the post-war period, and the deepest measured from peak to trough, it was unique in the amount of value destroyed. Over $8 trillion of wealth evaporated from the high in March 2000, representing about 85% of current year GDP. This is roughly equal to that from 1929 to 1932, and much greater than the value destruction in the '73-74 bear market, which amounted to about 50% of GDP.

  There are a lot of reasons to believe that better days lie ahead:

  - We just finished September, seasonally the weakest month of the year.

  - Markets have often bottomed in September or October.

  - The decline of 49% from peak to trough was equal in magnitude and 50% longer in duration than any bear market in 60 years.

  - At the end of September only 25% of the stocks were trading above their 200 day moving average, typical of bottoms.

  - During the third quarter none of the industries in the S&P 500 showed a gain, perhaps not surprising since 92% of the stocks in the market declined in the quarter!

  - "Investors," reacting instead of anticipating, redeemed their equity funds in larger amounts than ever before.

  - Treasury yields are so low as to provide no competition for stocks, or for corporate bonds for that matter.

  - The Fed remains accommodative and the money supply has begun to rise, usually a sign that the market will improve.

  - Companies used September to issue profit warnings, putting further pressure on stocks. Now as earnings start to be reported, most companies are exceeding lowered expectations, providing a reason for investors to buy.

  - There will be little new information about earnings outlooks until early next year, and portfolio managers will want to be positioned for what is likely to be the first up year in four.

  - Most important, valuations of individual securities reached levels in early October that made investing (if not trading) safe, in my opinion.

  There are lots of things bulls can cite about why things are going to be better, but then, bulls can always do that. Objective investors need to think about what can go wrong as well as right.

  The market has been doing that for us, as lower prices reflected the fears of investors about a wide variety of actual and possible problems. Thinking about that, I recalled that it was just about a year ago that David Lewis died. Unless you are an academic philosopher or a serious student of the obituary columns, you probably missed his passing. Lewis was a philosopher of great distinction at Princeton who wrote a book called On the Plurality of Worlds. In it he argues that all possible worlds exist in the same sense that this world does. This astonishing claim could keep you mesmerized for quite some time if you understand what it means. One of his arguments for it is that if true, it solves lots of philosophical problems, while acknowledging that an argument against it is that it is so bizarre, at least by the standard of common sense.

  One of the things capital markets do is consider possible worlds. The level and direction of prices reflect the markets' assessment of the probabilities of possible worlds becoming actual. In one world, the economy continues the 3% to 4% growth of the third quarter. In another, consumers stop spending, car sales collapse, home prices level off (or decline), and the economy turns down. In another, we move to outright deflation, like Japan. In another, the Fed cuts rates 50 basis points(A) and everything is fine. In another, rates are cut and everything is not fine. And so on. There are advocates for many of these views. Investors consider the risks and rewards and allocate their money accordingly.

  When investors consider the probabilities of the various outcomes, mostly they think about the past. When the Fed began to cut rates in response to a weakening economy, most investors thought about the path the market historically took when that happened. They observed that the economy and the market usually moved higher in response to rate cuts. Consumers bought more because the cost of financing fell, the dollar declined and exports picked up, further stimulating production, and the stock market rose due both to the falling cost of capital as rates fell, and also to the expectation of higher profits when the economy recovered. That was the usual cyclical pattern. This time it did not hold.

  The Fed has cut rates eleven times and the economy is still struggling. The rate cuts worked in one sense. Because the Fed was early in anticipating the difficulties we are facing (actually, the Fed follows the rate markets, which were early), housing and autos, the two most rate-sensitive parts of the economy, did not lead us into recession. They thus could not lead us out. Both sectors have been, and remain, solid; but they are not, and should not be, expected to improve from current levels.

  Government spending has moved higher, due to the terrorist threat and to a weak economy. This is providing some fillip to demand. It is surprising, even astonishing, that some members of Congress are critical of the resulting budget deficits, even though the economy is laboring. There may be many reasons to criticize the President's tax cut, but that it creates deficits at a cyclically low point in the economy is not one of them.

  The problem for the economy is business investment, which is depressed. It is depressed because of the Internet and tech bubble of the late '90s, which led to an explosion of mostly wasted investment in capacity and which now has to be absorbed. For the first time in twenty years, American corporations are spending less on capital expenditures than the run rate of depreciation. This is remarkable and worth a thought.

  Depreciation is the amount which (theoretically) one has to spend to maintain the value of a capital (income-producing) asset. If you spend less than this, your ability

---------------
(A) 100 basis points = 1%.

to produce income (theoretically) declines. Growth requires spending in excess of depreciation -- that is just the logic of industrial enterprise.

  When a capital spending boom occurs, the accounting conventions can lead investors to over-estimate profits and growth, setting the stage for disappointment. That is part of what happened in the late 1990s. If a telecom equipment company, for example, sells some gear, the buyer capitalizes the cost and it does not show as a deduction from income. The seller, though, includes all the revenue from the sale in that year's sales and profit calculations. The result is higher reported income on both sides of the transaction.

  When business spending falls in the aggregate to below depreciation, that is both a source of cash to companies and source of worry to investors. It means that businesses are not spending enough to maintain the ability of their assets to produce income. Put somewhat differently, if sustained it means that the economy will decline on a long-term basis, that American business is in liquidation.

  That is one possible world, but when it gets priced into the stock market it is one I am willing to bet against. The market has had three periods of extreme pessimism in this long bear market: the week after the terrorist attacks of September 11, the week encompassing July 23, and the low reached on October 9. All three were comparable to the levels reached on the S&P 500, although other indices fell to below their previous lows.

  A difference with the October 9 low was that many areas that had previously held up well fell apart in the third quarter, including housing stocks, other consumer names, and categories such as small-cap value. There was no place to hide, except perhaps in "risk-less" Treasuries.

  The table below shows the returns of 10-year Treasuries versus the S&P 500 from the beginning of 2000 through the third quarter. It is no wonder we saw record redemptions of stock funds and record buying of Treasuries. Behavioral extremes, usually emotionally driven, are always a good source of investment opportunities. When the activity is so extreme on one side, the profits are typically found on the other.

                      S&P 500      $1.00 INVESTED     10-YEAR TREASURY     $1.00 INVESTED
      PERIOD        TOTAL RETURN   WOULD BE . . .       TOTAL RETURN       WOULD BE . . .
-----------------------------------------------------------------------------------------
Dec. 31, 1999 -        -42.4%          $0.58               38.3%               $1.38
  Sept. 30, 2002                                    (interest reinvested
                                                          at 4.5%)

Mar. 31, 2002 -        -31.7%          $0.68               17.7%               $1.18
  Oct. 9, 2002                                      (interest reinvested
                                                         at 3.54%)

  The rally we have had off the third, and let's say final, bottom, has been the strongest in 70 years. It has exceeded the explosive move off the bottom in 1982, the move recovering from the Crash of '87, and those off the 1990 recession and the 1998 Long Term Capital panic.

  In the short run, the market has become hyper-efficient, eliminating almost any possibility of reacting to news and profiting. When IBM reported results that did not confirm investors' fears, the stock rallied 10% in one day: 10% for one of the biggest companies in the market! When Sears surprised the market with bad news, it fell over 30% to a multi-year low. By the time the news hits, it is too late to act.

  Hyper-efficiency is bad news for traders but good news for investors, as it offers the opportunity for time arbitrage. Unsustainable levels of short-term pessimism or optimism can be exploited, if they can be recognized.

  Since the peak in 2000, the market has consistently penalized risk-taking. Treasuries have performed the best, and stocks the worst. In the stock market, the safer the company, the better it has done. The collapse of what were thought to be safe, investment grade credits such as WorldCom, Enron, Tyco, El Paso, and many others has resulted in the bond rating agencies using market-based pricing as an input to their ratings. This has reduced the diversity in the bond market, and has injected a feedback mechanism that exaggerates trends. If a company's bond prices fall, that is now taken as evidence it should be downgraded, leading to further declines.

  The result is that the corporate bond market has become equitized, in the sense that its volatility now resembles that of equities. Historic spread analysis, and classic credit analysis, are insufficient tools to enable bond investors to cope with the new realities.

  The exceptional volatility of bonds has fed back into stocks. Since stocks are riskier than bonds, if the risk of bonds increases sharply, then stock prices will likewise get more volatile. We saw this in the third quarter, when the number of moves of greater than 2% in the stock market was more in that 90-day period than in the years 1992 to 1996. So far in October, 64% of the days have had moves of greater than 2%!

  The perception of risk in capital markets is almost always inversely proportional to the reality of risk. If it were always that way you could safely bet the other way and win. It is the occasional wipe-out like Enron where the apparent risk equates to the real risk that deters people from betting against the crowd, that and the fact that in the very short run the crowd typically has the trend in its favor, reinforcing its beliefs.

  In early 2000 the perception, reinforced by several years of high returns in stocks, was that stocks were safe and a good place to put your money. A Gallup poll indicated two-thirds of those polled would put new money into stocks. The most recent poll now shows that two-thirds of those polled would not put new money into stocks, since they are evidently not safe, the evidence being several years of losses.

  Treasury yields recently hit a 44-year low, as stocks headed for their third straight year of losses, something not seen in over 60 years. Since spring, bonds and stocks have moved in the opposite direction over 90% of the time. Since the end of March, investors are down over 30% in stocks, while earning over 17% in the safest of investments, Treasury bonds. It is hardly surprising that money is flowing out of stock funds and into Treasuries.

  As this year winds down, and investors think about the probabilities, the perception may remain that the risks of stocks are high, and the risks of Treasuries are low. That is one possible world. The actual world is likely to be different.

                                                  Bill Miller, CFA

October 28, 2002
DJIA 8368.04

Value Trust

  Cumulative total returns for various periods ended September 30, 2002, are shown below:

                                   SINCE
                                INCEPTION(A)   15 YEARS   10 YEARS   5 YEARS    3 YEARS   1 YEAR
-------------------------------------------------------------------------------------------------
Value Trust Primary Class(B)    +1,845.38%     +382.63%   +271.28%     +8.91%   -28.37%   -22.04%

S&P 500 Stock Composite
 Index(C)                       +1,165.43%     +264.68%   +136.66%     -7.88%   -33.90%   -20.49%
Dow Jones Industrial
 Average(D)                     +1,579.18%     +329.26%   +185.69%     +3.88%   -22.82%   -12.52%
NASDAQ Composite(E)               +534.58%     +163.81%   +100.95%    -30.47%   -57.32%   -21.80%
Lipper Large-Cap Growth
 Funds(F)                         +741.17%     +194.32%    +88.43%    -18.96%   -43.09%   -22.17%
Lipper Large-Cap Value
 Funds(G)                       +1,061.63%     +244.06%   +121.87%    -11.77%   -21.57%   -19.41%
Lipper Diversified Equity
 Funds(H)                         +839.45%     +228.18%   +123.92%     -8.74%   -20.66%   -16.26%
Lipper Large-Cap Core Funds(I)    +847.79%     +217.84%   +112.55%    -12.87%   -33.30%   -20.41%

                                 FIRST    SECOND     THIRD
                                QUARTER   QUARTER   QUARTER
-----------------------------------------------------------
Value Trust Primary Class(B)     -3.66%   -13.73%   -13.96%

S&P 500 Stock Composite
 Index(C)                        +0.23%   -13.40%   -17.28%
Dow Jones Industrial
 Average(D)                      +4.26%   -10.71%   -17.45%
NASDAQ Composite(E)              -5.39%   -20.71%   -19.90%
Lipper Large-Cap Growth
 Funds(F)                        -2.88%   -16.37%   -15.78%
Lipper Large-Cap Value
 Funds(G)                        +1.84%   -10.88%   -18.52%
Lipper Diversified Equity
 Funds(H)                        +0.36%   -12.20%   -17.17%
Lipper Large-Cap Core Funds(I)   -0.35%   -13.37%   -16.79%

---------------

Source: Lipper Inc. and Prudential Securities.

(A) The Value Trust Primary Class inception date is April 16, 1982. Index returns are for periods beginning April 30, 1982.

(B) Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance does not predict future performance.

(C) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

(D) A total return price-weighted average based on the price movements of 30 blue chip stocks, computed by reinvesting quarterly dividends on a monthly basis.

(E) A market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market, as well as National Market System traded foreign common stocks and ADRs.

(F) Average of the 730 funds comprising the Lipper universe of large-cap growth funds, defined as funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

(G) Average of the 380 funds comprising the Lipper universe of large-cap value funds, defined as funds that invest at least 75% of their equity assets in companies with market capitalizations greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap value funds typically have a below average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

(H) Average of all large-, multi-, mid-, and small-caps and the Specialty Equity Funds (S&P 500 Index, Equity Income, and Specialty Diversified Equity funds) as classified by Lipper.

(I) Average of the 959 funds comprising the Lipper universe of large-cap core funds, defined as funds that invest at least 75% of their equity assets in companies with market capitalizations greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. Large-cap core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

  Volatility in the U.S. equity market during the third quarter was at a level last seen before most investors were even born. For the S&P 500, 69% of the trading sessions ended with the Index up or down at least 1% from the previous day, and 41% posted moves of at least 2% during the 90 days ended September 30, 2002. To find a more volatile quarter, one has to go back to the 1930s, when wild moves were common during the Depression.

  To put the third quarter's volatility into perspective with more recent times, for the 5 years ended December 31, 1996, the S&P 500 had just 10 days of 2%+ moves. In contrast, there were 26 such days in the quarter just ended. Amazingly, volatility has accelerated in the first few weeks of the fourth quarter, with the S&P 500 moving at least 1% in 12 of the first 14 trading days of October (86% of the days). Since the end of the quarter, the Index has moved at least 2% on 9 of the days, or 64% of the time. This is almost 10x greater than the percentage of the days since 1928 when the Index moved 2%!

  We used the extreme volatility in the quarter to sell several securities and reinvest the proceeds in stocks that, in our opinion, represent better value on a risk-adjusted basis.

  As shown in the table found in the Performance Information section of this report, we sold eight securities during the quarter, and purchased seven: AT&T Corp., Capital One Financial Corporation, Duke Energy Corporation, eBay Inc., General Electric Company, GM-Hughes Electronics, and Home Depot, Inc.

  AT&T, like many telecom companies, has been under severe pressure due initially to the slowdown in telecom spending, and more recently to the bankruptcy of WorldCom. We began buying AT&T in the low $9 range, as we believe the economics of the Comcast deal are quite compelling. Comcast is purchasing AT&T's broadband unit (essentially its cable television business), with the deal set to close by year-end. The deal will create a formidable cable operator with 22 million customers and annual revenues of $18 billion. At closing, AT&T stockholders will receive about 0.35 of an AT&T Comcast share and a "stub" value for the remaining AT&T assets. The dividend yield on the stub (assuming the dividend is maintained) is about 5%.

  Capital One is one of the largest providers of MasterCard and Visa credit cards in the U.S. The stock has been cut in half as investors have overreacted, in our opinion, to a memorandum of understanding (MOU) from their regulators, and to an increase in the company's delinquency rates and charge-off levels. We believe the stock is worth about 50% more than its current value.

  The electric utility industry has been under significant pressure for about a year, beginning with the collapse of Enron. Duke Energy, an integrated energy provider that delivers and manages electricity and natural gas throughout the U.S. and Canada, has not been immune to the many issues that have plagued the industry. Duke's stock is down over 50% in the last twelve months, and is currently trading at book value and under 10x depressed 2002 earnings. We believe this is a trough valuation given that the company is earning a reasonable 12% on equity on these depressed earnings, and importantly the stock yields 5.9%, so investors are being paid to wait for a recovery in the company's fundamentals.

  When analyzing companies, we consider the many risks managements face when executing their business models, including inventory risk, receivables risk, displacement risk and political risk. eBay is unique in that its business model avoids many of these risks; it serves as the middle man in transactions, so it has no inventory, and collects its fees up front, so it has no receivables risk. The company has no effective competition, so the probability of the company being displaced is low, in our opinion. Likewise, we believe the company faces minimal political risk. As an investor, we are also very focused on investment risk; that is, we strive to invest in companies that we believe are selling at a discount to our assessment of long-term intrinsic value. We characterize eBay as a "valuation illusion" - while on the surface the stock may look expensive, in our opinion it isn't, and its valuation will be seen in retrospect to be quite modest, given its significant growth potential. This dominant company has only one-half of 1% market share in its currently addressed markets.

  Our purchase of General Electric was our first investment in this company since the inception of the Fund. While we have long admired management and have been impressed by the returns they have generated on their collection of businesses, the stock had always traded at a premium to our assessment of intrinsic value. When the stock traded to the mid-$20 level, we began buying, as we believe the stock is worth in the mid-$30s and has very little downside risk.

  GM-Hughes Electronics is a leading provider of digital television entertainment and satellite and wireless systems and services, with its major unit being DirectTV. The stock trades at a five-year low, and we believe the assets of the company are worth about double the current stock price.

  Home Depot has consistently earned returns on capital in the mid-teen range, and has a high caliber management team, led by Robert Nardelli, a former GE executive. The stock is about 40% off its 52-week high, mainly due to a decline in comparable store sales growth. Given the returns the company generates and its cash-rich balance sheet, we believe the stock is worth about 2x sales, which would put the value of the equity in the low $50s, about 70% above today's price.

  As always, we appreciate your support and welcome your comments.

                                                  Nancy Dennin, CFA

October 28, 2002
DJIA 8368.04

Performance Information

Legg Mason Value Trust, Inc.

Total Returns for One, Five and Ten Years and Life of Class, as of September 30, 2002

  The returns shown are based on historical results and are not intended to indicate future performance. The investment return and principal value of an investment in this Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a fund's return, so that they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders. Total returns as of September 30, 2002, for the Value Line Geometric Average(A) ("Value Line") and S&P 500 Stock Composite(B) indices are shown in the table below.

  The Fund offers three classes of shares: Primary Class, Financial Intermediary Class, and Institutional Class. Information about the Financial Intermediary and Institutional Classes, offered only to certain institutional investors, is contained in a separate report to the shareholders of those classes.

  Total returns as of September 30, 2002, were as follows:

                                                     S&P 500
                                           Value      Stock
                               Value       Line     Composite
                               Trust       Index      Index
--------------------------------------------------------------
Average Annual Total Return
  Primary Class:
    One Year                    -22.04%   -21.35%      -20.49%
    Five Years                   +1.72%   -12.14%       -1.63%
    Ten Years                   +14.02%    -0.09%       +9.00%
    Life of Class(C)            +15.61%    +3.13%      +13.24%


Cumulative Total Return
  Primary Class:
    One Year                    -22.04%   -21.35%      -20.49%
    Five Years                   +8.91%   -47.64%       -7.88%
    Ten Years                  +271.28%    -0.90%     +136.66%
    Life of Class(C)         +1,845.38%   +87.56%   +1,165.43%
--------------------------------------------------------------

---------------

(A) Composed of approximately 1,700 stocks, this index is a geometric average of the daily price percentage change in each stock, covering both large- and small-capitalization companies.

(B) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

(C) The inception date of the Value Trust Primary Class is April 16, 1982. Index returns are for periods beginning April 30, 1982.

Performance Comparison of a $10,000 Investment as of September 30, 2002

  The following graph compares the Fund's total returns to the Value Line and S&P 500 Stock Composite indices. The graph illustrates the cumulative total return of an initial $10,000 investment for the periods indicated. The line for the Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The line representing each securities market index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund's results and the indices' results assume reinvestment of all dividends and distributions.

  ---------------------------------------------
                Cumulative      Average Annual
               Total Return      Total Return
  ---------------------------------------------
  One Year        -22.04%           -22.04%
  Five Years       +8.91%            +1.72%
  Ten Years      +271.28%           +14.02%
  ---------------------------------------------

[VALUE TRUST GRAPH]

                                                  VALUE TRUST - PRIMARY      S&P 500 STOCK COMPOSITE
                                                          CLASS                     INDEX(A)               VALUE LINE INDEX(B)
                                                  ---------------------      -----------------------       -------------------
9/30/92                                                  $10,000                     $10,000                     $10,000
                                                         $10,907                     $10,504                     $10,802
                                                         $11,261                     $10,962                     $11,342
                                                         $11,174                     $11,016                     $11,272
9/30/93                                                  $11,530                     $11,300                     $11,657
                                                         $12,135                     $11,562                     $11,960
                                                         $11,897                     $11,124                     $11,538
                                                         $11,717                     $11,171                     $11,135
9/30/94                                                  $12,433                     $11,717                     $11,661
                                                         $12,303                     $11,715                     $11,241
                                                         $13,059                     $12,856                     $11,828
                                                         $14,950                     $14,083                     $12,601
9/30/95                                                  $16,555                     $15,202                     $13,407
                                                         $17,318                     $16,117                     $13,409
                                                         $18,556                     $16,982                     $13,972
                                                         $19,232                     $17,744                     $14,350
9/30/96                                                  $20,930                     $18,293                     $14,432
                                                         $23,974                     $19,818                     $15,203
                                                         $24,788                     $20,349                     $15,019
                                                         $29,263                     $23,901                     $17,007
9/30/97                                                  $34,089                     $25,692                     $18,927
                                                         $32,857                     $26,429                     $18,404
                                                         $38,507                     $30,116                     $20,250
                                                         $40,523                     $31,111                     $19,309
9/30/98                                                  $35,804                     $28,016                     $15,523
                                                         $48,642                     $33,983                     $17,707
                                                         $57,734                     $35,676                     $16,577
                                                         $57,400                     $38,190                     $18,866
9/30/99                                                  $51,832                     $35,805                     $16,917
                                                         $61,633                     $41,133                     $17,459
                                                         $61,625                     $42,076                     $17,363
                                                         $59,584                     $40,959                     $16,520
9/30/00                                                  $60,647                     $40,562                     $17,006
                                                         $57,235                     $37,388                     $15,938
                                                         $55,469                     $32,956                     $14,957
                                                         $59,537                     $34,884                     $16,197
9/30/01                                                  $47,624                     $29,764                     $12,600
                                                         $51,917                     $32,944                     $14,969
                                                         $50,020                     $33,035                     $15,319
                                                         $43,154                     $28,609                     $13,139
9/30/02                                                  $37,128                     $23,666                     $ 9,910

THE GRAPH DOES NOT REFLECT THE DEDUCTIONS OF TAXES THAT A SHAREHOLDER WOULD PAY
            ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

             PAST PERFORMANCE DOES NOT INDICATE FUTURE PERFORMANCE.

---------------

(A) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

(B) Composed of approximately 1,700 stocks, this index is a geometric average of the daily price percentage change in each stock, covering both large- and small-capitalization companies.

SELECTED PORTFOLIO PERFORMANCE(A)

Stronger performers for the 3rd quarter 2002(B)
------------------------------------------------
 1.   Nextel Communications, Inc.       +135.2%
 2.   Tyco International Ltd.             +4.5%
 3.   Metro-Goldwyn-Mayer, Inc.           +2.1%
 4.   Amazon.com, Inc.                    -2.0%
 5.   Bank One Corporation                -2.3%
 6.   UnitedHealth Group Incorporated     -4.7%
 7.   Eastman Kodak Company               -6.6%
 8.   Waste Management Inc.              -10.4%
 9.   McKesson HBOC, Inc.                -13.2%
10.   Washington Mutual, Inc.            -14.6%

Weaker performers for the 3rd quarter 2002(B)
---------------------------------------------
 1.  The AES Corporation              -53.7%
 2.  J.P. Morgan Chase & Co.          -43.4%
 3.  MGIC Investment Corporation      -39.8%
 4.  Gateway, Inc.                    -33.1%
 5.  The Kroger Co.                   -29.2%
 6.  Lloyds TSB Group plc             -26.5%
 7.  General Motors Corporation       -26.4%
 8.  WPP Group plc                    -22.7%
 9.  AOL Time Warner Inc.             -20.5%
10.  Albertson's, Inc.                -20.2%

PORTFOLIO CHANGES

   Securities added during the 3rd quarter
----------------------------------------------
AT&T Corp.
Capital One Financial Corporation
Duke Energy Corporation
eBay Inc.
General Electric Company
General Motors Corporation - Hughes
 Electronics
The Home Depot, Inc.

    Securities sold during the 3rd quarter
----------------------------------------------
Comverse Technology, Inc.
FleetBoston Financial Corporation
Lucent Technologies Inc.
MBNA Corporation
MGM Mirage Inc.
Starwood Hotels & Resorts Worldwide, Inc.
Tellabs, Inc.
The Bear Stearns Companies, Inc.

---------------

(A) Individual stock performance is measured by the change in the stock's price; dividends are assumed to be reinvested at the time they were paid.
(B) Securities held for the entire quarter.

Statement of Net Assets

September 30, 2002 (Unaudited)
(Amounts in Thousands)

Legg Mason Value Trust, Inc.

                                                         Shares/Par               Value
------------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 99.5%

Consumer Discretionary -- 22.7%
 Automobiles -- 1.0%
 General Motors Corporation                                    2,000            $   77,800
                                                                                ----------
 Internet and Catalog Retail -- 9.9%
 Amazon.com, Inc.                                             30,230               481,564(A,B)
 eBay Inc.                                                       700                36,967(A)
 USA Interactive                                              14,000               271,320(A)
                                                                                ----------
                                                                                   789,851
                                                                                ----------
 Leisure Equipment and Products -- 4.5%
 Eastman Kodak Company                                        13,200               359,568
                                                                                ----------
 Media -- 5.4%
 AOL Time Warner Inc.                                         17,000               198,900(A)
 Metro-Goldwyn-Mayer, Inc.                                       209                 2,501(A)
 WPP Group plc                                                34,000               227,680
                                                                                ----------
                                                                                   429,081
                                                                                ----------
 Specialty Retail -- 1.9%
 The Home Depot, Inc.                                          5,900               153,990
                                                                                ----------
Consumer Staples -- 7.8%
 Food and Drug Retailing -- 7.8%
 Albertson's, Inc.                                            16,280               393,325
 The Kroger Co.                                               16,250               229,125(A)
                                                                                ----------
                                                                                   622,450
                                                                                ----------
Financials -- 27.7%
 Banks -- 13.5%
 Bank One Corporation                                         10,500               392,700
 Lloyds TSB Group plc                                         32,016               236,010
 Washington Mutual, Inc.                                      14,100               443,727
                                                                                ----------
                                                                                 1,072,437
                                                                                ----------
 Diversified Financials -- 10.0%
 Capital One Financial Corporation                             3,900               136,188
 Citigroup Inc.                                                8,000               237,200
 Fannie Mae                                                    4,000               238,160
 J.P. Morgan Chase & Co.                                       9,900               188,001
                                                                                ----------
                                                                                   799,549
                                                                                ----------

                                                         Shares/Par               Value
------------------------------------------------------------------------------------------
Financials -- Continued
 Insurance -- 4.2%
 MGIC Investment Corporation                                   8,093            $  330,437(B)
                                                                                ----------
Health Care -- 14.3%
 Health Care Providers and Services -- 14.3%
 Health Net Inc.                                               8,700               186,615(A,B)
 McKesson HBOC, Inc.                                          10,000               283,300
 UnitedHealth Group Incorporated                               7,700               671,594
                                                                                ----------
                                                                                 1,141,509
                                                                                ----------
Industrials -- 13.7%
 Commercial Services and Supplies -- 7.0%
 Waste Management Inc.                                        23,755               553,974
                                                                                ----------
 Industrial Conglomerates -- 6.7%
 General Electric Company                                      1,300                32,045
 Tyco International Ltd.                                      35,514               500,747
                                                                                ----------
                                                                                   532,792
                                                                                ----------
Information Technology -- 2.3%
 Computers and Peripherals -- 2.3%
 Gateway, Inc.                                                 4,417                13,120(A)
 International Business Machines Corporation                   2,900               169,331
                                                                                ----------
                                                                                   182,451
                                                                                ----------
Telecommunication Services -- 8.9%
 Diversified Telecommunication Services -- 3.9%
 AT&T Corp.                                                   11,200               134,512
 General Motors Corporation - Hughes Electronics                 720                 6,590(A)
 Qwest Communications International Inc.                      72,000               164,160(A)
                                                                                ----------
                                                                                   305,262
                                                                                ----------
 Wireless Telecommunication Services -- 5.0%
 Nextel Communications, Inc.                                  53,000               400,150(A,B)
                                                                                ----------
Utilities -- 2.1%
 Electric Utilities -- 2.1%
 Duke Energy Corporation                                       1,900                37,145
 The AES Corporation                                          50,820               127,558(A,B)
                                                                                ----------
                                                                                   164,703
                                                                                ----------
Total Common Stock and Equity Interests (Identified
 Cost -- $8,785,347)                                                             7,916,004
------------------------------------------------------------------------------------------

                                                             Par                  Value
------------------------------------------------------------------------------------------
Repurchase Agreements -- 1.0%

Goldman, Sachs & Company
 1.91%, dated 9/30/02, to be repurchased at $37,644 on
 10/1/02 (Collateral: $36,709 Fannie Mae
 mortgage-backed securities, 7%, due 2/1/30, value
 $38,545)                                                $    37,642            $   37,642

State Street Bank & Trust Company
 1.9%, dated 9/30/02, to be repurchased at $37,644 on
 10/1/02 (Collateral: $37,150 Fannie Mae notes, 3.3%,
 due 10/10/03, value $38,472)                                 37,643                37,643
                                                                                ----------
Total Repurchase Agreements (Identified Cost --$75,285)                             75,285
------------------------------------------------------------------------------------------
Total Investments -- 100.5% (Identified
 Cost -- $8,860,632)                                                             7,991,289
Other Assets Less Liabilities -- (0.5)%                                            (38,477)
                                                                                ----------

NET ASSETS CONSIST OF:
Accumulated paid-in capital applicable to:
 181,915 Primary Class shares outstanding                $ 7,711,400
   4,528 Financial Intermediary Class shares
       outstanding                                           261,176
  33,224 Institutional Class shares outstanding            1,956,058
Accumulated net investment income/(loss)                     (12,442)
Accumulated net realized gain/(loss) on investments and
 foreign currency transactions                            (1,094,242)
Unrealized appreciation/(depreciation) of investments
 and foreign currency translations                          (869,138)
                                                         -----------

NET ASSETS -- 100.0%                                                            $7,952,812
                                                                                ==========

NET ASSET VALUE PER SHARE:

 PRIMARY CLASS                                                                      $35.80
                                                                                ==========
 FINANCIAL INTERMEDIARY CLASS                                                       $37.99
                                                                                ==========
 INSTITUTIONAL CLASS                                                                $38.15
                                                                                ==========
------------------------------------------------------------------------------------------

(A) Non-income producing.

(B) Affiliated Company -- As defined in the Investment Company Act of 1940, an "Affiliated Company" represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At September 30, 2002, the total market value of Affiliated Companies was $1,526,324 and the identified cost was $2,436,941.

See notes to financial statements.

Statement of Operations

For the Six Months Ended September 30, 2002
(Amounts in Thousands) (Unaudited)

Legg Mason Value Trust, Inc.

------------------------------------------------------------------------------
Investment Income:
Dividends:
      Affiliated companies                       $       418
      Other securities(A)                             60,679
Interest                                                 619
                                                 -----------
      Total income                                                 $    61,716
Expenses:
Investment advisory fee                               32,394
Distribution and service fee                          38,557(B)
Audit and legal fees                                     175
Custodian fee                                            899
Directors' fees                                           10
Registration fees                                         29
Reports to shareholders                                  293
Transfer agent and shareholder servicing
  expense                                              1,654(B)
Other expenses                                           640
                                                 -----------
                                                      74,651
    Less: Expenses reimbursed by adviser                 (37)
          Reimbursements by third parties               (475)(B)
                                                 -----------
      Total expenses, net of reimbursements                             74,139
                                                                   -----------
NET INVESTMENT INCOME/(LOSS)                                           (12,423)
Net Realized and Unrealized Gain/(Loss) on
  Investments:
Realized gain/(loss) on investments and foreign
  currency transactions                             (526,355)(C)
Change in unrealized
  appreciation/(depreciation) of investments
  and foreign currency translations               (2,298,009)
                                                 -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS                                                       (2,824,364)
------------------------------------------------------------------------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                     $(2,836,787)
------------------------------------------------------------------------------

(A) Net of foreign taxes withheld of $858.

(B) See Note 1 to financial statements.

(C) Includes $(100,153) of net realized loss on sale of shares of Affiliated Companies.

See notes to financial statements.

Statement of Changes in Net Assets

(Amounts in Thousands)

Legg Mason Value Trust, Inc.

                                               Six Months             Year
                                                  Ended               Ended
                                                 9/30/02             3/31/02
---------------------------------------------------------------------------------
                                               (Unaudited)
Change in Net Assets:

Net investment income/(loss)                   $   (12,423)        $   (45,470)

Net realized gain/(loss) on investments
  and foreign currency transactions               (526,355)           (336,670)

Change in unrealized appreciation/
  (depreciation) of investments and
  foreign currency translations                 (2,298,009)           (863,146)
---------------------------------------------------------------------------------
Change in net assets resulting from
  operations                                    (2,836,787)         (1,245,286)

Distributions to shareholders:
  From net realized gain on investments:
      Primary Class                                     --             (50,666)
      Financial Intermediary Class                      --                (825)
      Institutional Class                               --              (8,159)
Change in net assets from Fund share
  transactions:
      Primary Class                               (519,673)            157,935
      Financial Intermediary Class                  66,645               6,206
      Institutional Class                          (55,841)            290,207
---------------------------------------------------------------------------------
Change in net assets                            (3,345,656)           (850,588)

Net Assets:

Beginning of period                             11,298,468          12,149,056
---------------------------------------------------------------------------------
End of period                                  $ 7,952,812         $11,298,468
---------------------------------------------------------------------------------
Undistributed net investment income/(loss)     $   (12,442)        $       (19)
---------------------------------------------------------------------------------

See notes to financial statements.

Financial Highlights

Legg Mason Value Trust, Inc.

  Contained below is per share operating performance data for a Primary Class share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

                         Six Months
                            Ended                          Years Ended March 31,
                        September 30,  -------------------------------------------------------------
                            2002         2002        2001        2000        1999        1998
----------------------------------------------------------------------------------------------------
                         (Unaudited)
Net asset value,
 beginning of period      $48.23        $53.73      $75.25      $73.09      $50.10      $34.11
                        ----------------------------------------------------------------------------
Investment operations:
 Net investment
   income/(loss)            (.09)       (.28)(C)      (.25)       (.44)       (.18)       (.02)
 Net realized and
   unrealized
   gain/(loss) on
   investments            (12.34)        (4.96)      (6.80)       5.06       24.58       18.37
                        ----------------------------------------------------------------------------
 Total from investment
   operations             (12.43)        (5.24)      (7.05)       4.62       24.40       18.35
                        ----------------------------------------------------------------------------
Distributions:
 From net investment
   income                    --            --          --          --          --         (.04)
 From net realized
   gain on investments       --           (.26)     (14.47)      (2.46)      (1.41)      (2.32)
                        ----------------------------------------------------------------------------
 Total distributions         --           (.26)     (14.47)      (2.46)      (1.41)      (2.36)
                        ----------------------------------------------------------------------------
Net asset value,
 end of period            $35.80        $48.23      $53.73      $75.25      $73.09      $50.10
                        ============================================================================

Ratios/supplemental
 data:
 Total return             (25.77)%(A)    (9.82)%     (9.99)%      6.74%      49.93%      55.34%
 Expenses to average
   net assets               1.69%(B,D)    1.68%(D)    1.69%(D)    1.68%       1.69%       1.73%
 Net investment
   income/(loss) to
   average net assets       (.4)%(B)      (.5)%       (.5)%       (.6)%       (.4)%       (.1)%
 Portfolio turnover
   rate                    31.2%(B)      24.4%       27.0%       19.7%       19.3%       12.9%

 Net assets, end of
   period (in
   thousands)             $6,513,315   $9,378,228  $10,319,107 $12,116,912 $10,097,527 $4,810,409
----------------------------------------------------------------------------------------------------

(A) Not annualized.

(B) Annualized.

(C) Computed using average shares outstanding.

(D) Interest expense incurred with respect to the borrowings described in Note 5 to the financial statements did not affect the expense ratio, which, excluding interest expense, was 1.69% for the six months ended September 30, 2002; 1.68% for the year ended March 31, 2002; and 1.69% for the year ended March 31, 2001.

See notes to financial statements.

Notes to Financial Statements

Legg Mason Value Trust, Inc.
(Amounts in Thousands) (Unaudited)

--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies:

  The Legg Mason Value Trust, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company.

  The Fund offers three classes of shares: Primary Class, Financial Intermediary Class, and Institutional Class. Information about the Financial Intermediary and Institutional Classes is contained in a separate report to the shareholders of those classes. The income and expenses of the Fund are allocated proportionately to the three classes of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on Primary and Financial Intermediary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class. For the six months ended September 30, 2002, transfer agent and shareholder servicing expenses were allocated as follows: Primary Class, $1,575; Financial Intermediary Class, $56; and Institutional Class, $23. Rule 12b-1 distribution fees were allocated as follows: Primary Class, $38,341; and Financial Intermediary Class, $216.

  Preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation

  Securities traded on national securities exchanges are valued at the last quoted sales price, or if no sales price is available, at the mean between the latest bid and asked prices. Over the counter securities are valued at the mean between the latest bid and asked prices as furnished by dealers who make markets in such securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value under procedures established by and under the general supervision of the Board of Directors. Fixed income securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

Security Transactions

  Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes. At September 30, 2002, receivables for securities sold and payables for securities purchased for the Fund were:

         Receivable for              Payable for
         Securities Sold         Securities Purchased
         --------------------------------------------
             $28,297                   $66,200

--------------------------------------------------------------------------------

  For the six months ended September 30, 2002, security transactions (excluding short-term investments) were:

            Purchases            Proceeds From Sales
         -------------------------------------------
           $1,515,401                $2,036,428

Foreign Currency Translation

  Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars at the closing daily rate of exchange. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

Repurchase Agreements

  The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, a fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the fund in the event the fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period while the fund seeks to assert its rights. The Fund's investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

Reimbursements by Third Parties

  The Fund has entered into a directed brokerage agreement with State Street Bank. Under the agreement, State Street Bank will pay the Fund a percentage of commissions generated. During the period ended September 30, 2002, these payments amounted to $475 and were used to offset Fund expenses.

Investment Income and Distributions to Shareholders

  Interest income and expenses are recorded on the accrual basis. Bond premiums and discounts are amortized for financial reporting and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Dividends from net investment income, if available, are determined at the class level and paid annually. Net capital gain distributions, which are calculated at the Fund level, are declared and paid after the end of the tax year in which the gain is realized.

--------------------------------------------------------------------------------

Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under federal income tax regulations.

2. Federal Income Taxes:

  No provision for federal income or excise taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income to its shareholders. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gains distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differs from those reflected in the accompanying financial statements.

  The Fund intends to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purposes. As of September 30, 2002, the Fund has capital loss carryforwards of $281,141 expiring in 2010.

3. Transactions With Affiliates:

  The Fund has an investment advisory and management agreement with Legg Mason Funds Management, Inc. ("LMFM"). Pursuant to the agreement, LMFM provides the Fund with investment advisory, management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at annual rates of the Fund's average daily net assets.

  The Fund's agreement with LMFM provides that expense reimbursements be made to the Fund for audit fees and compensation of the Fund's independent directors. The following chart shows the audit and directors' expenses reimbursed, annual advisory fee rates and fees payable for the Fund:

                                            Six Months Ended            At
                                           September 30, 2002   September 30, 2002
                                           ------------------   ------------------
                                                Expenses             Advisory
Advisory Fee       Asset Breakpoint            Reimbursed          Fee Payable
----------------------------------------------------------------------------------
 1.00%             $0 - $100 million              $37                 $4,703
 0.75%         $100 million - $1 billion
 0.65%          in excess of $1 billion

  Legg Mason Fund Adviser, Inc. ("LMFA") serves as administrator to the Fund under an administrative services agreement with LMFM. For LMFA's services to the Fund, LMFM (not the Fund) pays LMFA a fee, calculated daily and payable monthly, of 0.05% of the average daily net assets of the Fund. For the six months ended September 30, 2002, LMFA received $2,444.

--------------------------------------------------------------------------------

  Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange, serves as distributor of the Fund. Legg Mason receives an annual distribution fee and an annual service fee, based on the Fund's Primary and Financial Intermediary Classes' average daily net assets, computed daily and payable monthly as follows:

                                                                  At
                                                          September 30, 2002
                                                       ------------------------
                              Distribution   Service   Distribution and Service
                                  Fee          Fee           Fees Payable
-------------------------------------------------------------------------------
Primary Class                    0.70%        0.25%             $5,534
Financial Intermediary Class       N/A        0.25%                 37

  The Fund paid $50 in brokerage commissions to Legg Mason for Fund security transactions during the six months ended September 30, 2002.

  LM Funds Services, Inc., a registered transfer agent, has an agreement with the Fund's transfer agent to assist it with some if its duties. For this assistance, the transfer agent paid LM Funds Services, Inc. $734 for the six months ended September 30, 2002.

  LMFM, LMFA, Legg Mason, and LM Funds Services, Inc. are corporate affiliates and wholly owned subsidiaries of Legg Mason, Inc.

4. Transactions With Affiliated Companies:

  An affiliated company is a company in which the Fund has ownership of at least 5% of the company's voting securities. Transactions during the six months ended September 30, 2002, of companies which are or were affiliated were as follows:

                                                 Purchased              Sold
                                  Value at    ----------------   -------------------
           Affiliate              3/31/02      Cost     Shares     Cost      Shares
------------------------------------------------------------------------------------
The AES Corporation              $  418,500   $13,019    4,628   $  (8,500)     (308)
Amazon.com, Inc.                    443,614        --       --     (65,983)     (792)
Health Net Inc.                     255,192        --       --     (14,161)     (600)
MGIC Investment Corporation         588,498        --       --     (29,089)     (507)
Nextel Communications, Inc.         242,100    36,468    9,500     (56,013)   (1,500)
                                 ----------   -------   ------   ---------   -------
                                 $1,947,904   $49,487   14,128   $(173,746)   (3,707)
                                 ==========   =======   ======   =========   =======

--------------------------------------------------------------------------------

                                       Dividend    Value at     Realized
              Affiliate                 Income     9/30/02     Gain/(Loss)
--------------------------------------------------------------------------
The AES Corporation                      $ --     $  127,558    $  (7,644)
Amazon.com, Inc.                           --        481,564      (53,117)
Health Net Inc.                            --        186,615        2,129
MGIC Investment Corporation               418        330,437        3,502
Nextel Communications, Inc.                --        400,150      (45,023)
                                         ----     ----------    ---------
                                         $418     $1,526,324    $(100,153)
                                         ====     ==========    =========

5. Line of Credit:

  The Fund, along with certain other Legg Mason Funds, participates in a $300 million line of credit ("Credit Agreement") to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. During the six months ended September 30, 2002, the Fund utilized $110 million during the month of May. The loan was outstanding for 22 days and had an average daily balance of $110,071. The weighted average rate of interest on the loan was 2.23%, resulting in interest expense of $151, which is included in "Other Expenses" on the statement of operations.

6. Fund Share Transactions:

  At September 30, 2002, there were 400,000 shares authorized at $.001 par value for the Primary Class of the Fund and 100,000 shares authorized at $.001 par value for each of the Financial Intermediary and Institutional Classes of the Fund. Share transactions were as follows:

                                                             Reinvestment
                                            Sold           of Distributions
                                     -------------------   ----------------
                                     Shares     Amount     Shares   Amount
---------------------------------------------------------------------------
-- Primary Class
  Six Months Ended Sept. 30, 2002    12,592   $  526,630       --   $    --
  Year Ended March 31, 2002          27,732    1,431,680      848    48,143
-- Financial Intermediary Class
  Six Months Ended Sept. 30, 2002     1,894   $   87,233       --   $    --
  Year Ended March 31, 2002           1,338       74,850       14       822
-- Institutional Class
  Six Months Ended Sept. 30, 2002     3,325   $  149,825       --   $    --
  Year Ended March 31, 2002          10,535      577,393      127     7,601
---------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                          Repurchased            Net Change
                                     ---------------------   -------------------
                                     Shares      Amount      Shares     Amount
--------------------------------------------------------------------------------
-- Primary Class
  Six Months Ended Sept. 30, 2002    (25,132)  $(1,046,303)  (12,540)  $(519,673)
  Year Ended March 31, 2002          (26,176)   (1,321,888)    2,404     157,935
-- Financial Intermediary Class
  Six Months Ended Sept. 30, 2002       (465)  $   (20,588)    1,429   $  66,645
  Year Ended March 31, 2002           (1,294)      (69,466)       58       6,206
-- Institutional Class
  Six Months Ended Sept. 30, 2002     (4,572)  $  (205,666)   (1,247)  $ (55,841)
  Year Ended March 31, 2002           (5,606)     (294,787)    5,056     290,207
--------------------------------------------------------------------------------

                        Investment Adviser
                             Legg Mason Funds Management, Inc.
                             Baltimore, MD

                        Board of Directors
                             John F. Curley, Jr., Chairman
                             Mark R. Fetting, President
                             Richard G. Gilmore
                             Arnold L. Lehman
                             Raymond A. Mason
                             Dr. Jill E. McGovern
                             G. Peter O'Brien

                        Transfer and Shareholder Servicing Agent
                             Boston Financial Data Services
                             Boston, MA

                        Custodian
                             State Street Bank & Trust Company
                             Boston, MA

                        Counsel
                             Kirkpatrick & Lockhart LLP
                             Washington, DC

                        Independent Accountants
                             PricewaterhouseCoopers LLP
                             Baltimore, MD

    This report is not to be distributed unless preceded or accompanied by a prospectus.

                      LEGG MASON WOOD WALKER, INCORPORATED
                        MEMBER NYSE, INC. - MEMBER SIPC
                    ---------------------------------------

                                100 Light Street
                    P.O. Box 1476, Baltimore, MD 21203-1476
                                410 - 539 - 0000

LMF-002
11/02